UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 19, 2003
                                  ------------
                      (Date of the earliest event reported)


                              CANNON EXPRESS, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                   1-13917                  71-0650141
     ------------------             ------------              ---------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

       1457 EAST ROBINSON AVENUE, P.O. BOX 364, SPRINGDALE, ARKANSAS 72765
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (479) 751-9209
              (Registrant's telephone number, including area code)


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

           On August 15, 2003, the Board of Directors of Cannon Express, Inc. (the "Company") appointed Mr. Michael Miola, a current Director of the Company, as the President of the Company and appointed Mr. John Pacheco, a current Director of the Company, as the new Chief Executive Officer of the Company.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 20, 2003

                                               CANNON EXPRESS, INC.



                                               By:   /S/ DUANE WORMINGTON
                                                     ------------------------
                                               Name:  Duane Wormington
                                               Title: Chief Financial Officer



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